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                                                                    EXHIBIT 23.2
                          CONSENT OF ERNST & YOUNG LLP

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 27, 1995, in the Amendment No. 1 to Registration Statement (Form S-4 No. 333-06427) and related Prospectus of Park Communications, Inc. dated August 16, 1996.

Syracuse, New York
                                          /s/ Ernst & Young LLP
August 16, 1996